                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                American Heritage Life Investment Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

             [AMERICAN HERITAGE LIFE INVESTMENT CORPORATION LOGO]

                      1776 American Heritage Life Drive
                         Jacksonville, Florida 32224
                           Telephone (904) 992-1776





                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 27, 1995

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of American Heritage Life Investment Corporation (the "Company") will be held in the Auditorium of the American Heritage Life Building, on the First Floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, on Thursday, April 27, 1995, at 9:00 A.M., Jacksonville time, for the following purposes:

          1. To elect three (3) Class I Directors to serve until the Annual Meeting of Shareholders in 1998;

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on February 17, 1995 will be entitled to vote at the meeting or at any adjournment thereof.

          Please sign the accompanying proxy and return it to the Company in the return envelope enclosed for your use. If you attend the meeting in person, you may revoke your proxy at such meeting and cast your vote in person.

          A copy of the Company's annual report for the year ended December 31, 1994, which report contains consolidated financial statements and other information of interest with respect to the Company and its subsidiaries, is enclosed.


                                          By order of the Board of Directors,



                                          W. MICHAEL HEEKIN, Corporate Secretary


March 24, 1995

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                       1776 AMERICAN HERITAGE LIFE DRIVE
                          JACKSONVILLE, FLORIDA 32224
                                 (904) 992-1776

                                 MARCH 24, 1995

                            ________________________

                                PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation by management of proxies for use at the 1995 Annual Meeting of Shareholders of American Heritage Life Investment Corporation (the "Company") to be held on April 27, 1995 and any adjournments thereof. It is expected that this Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about March 24, 1995. If the enclosed form of proxy is executed and returned, it will be voted at the meeting and, where no choice has been specified thereon, will be voted for the election of the directors, and the other matters contained thereon. A proxy may be revoked at any time to the extent that it has not been exercised. A shareholder may revoke his or her proxy by (a) writing the Secretary of the Company a letter of proxy revocation,
(b) executing a subsequently dated proxy, or (c) attending the shareholders' meeting and voting his or her shares personally. The cost of preparing and assembling the proxy materials and soliciting proxies will be borne by the Company. In addition to the solicitation by mail, a number of regular employees of the Company may solicit proxies in person or by telephone or telegraph. Brokers, dealers, banks and their nominees who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares. The Company will reimburse them for their reasonable expenses.

        Only shareholders of record at the close of business on February 17, 1995 will be entitled to vote. On that date there were outstanding 13,887,340 shares of the Company's common stock, par value $1.00 per share, which stock is the only class of outstanding voting securities of the Company (the "Shares"). On that date there were issued 431,084 shares of the Company's Class A Non-Convertible Preferred Stock, par value $10.00 per share, to a wholly-owned subsidiary of the Company and accordingly were not entitled to vote. No shares of its Class B Convertible Preferred Stock, par value $10.00 per share, are outstanding. Each Share is entitled to one vote at the meeting. Robert D. Davis, T. O'Neal Douglas and W. Ashley Verlander or any one of them have been designated as proxies to vote the Shares solicited hereby. The Shares are not subject to cumulative voting.

                            MATTERS TO BE CONSIDERED

        The Company shareholders will consider and act upon proposals (i) to elect three (3) Class I Directors to serve until the annual meeting of shareholders in 1998, and (ii) to transact such other business as may properly come before the meeting.

                             ELECTION OF DIRECTORS

        The directors of the Company are divided into three different classes with each class being elected for a three-year term. Proxies are solicited for the election of Class I of the directors to serve until the annual meeting of shareholders in 1998 and until the successors of the members of that class are elected and qualified. Class I includes Edward L. Baker, Robert D. Davis and Christopher A. Verlander who are members of the present Board of the Company, Messrs. Davis and Verlander having been last elected to the Board at the 1992 Annual Meeting of Shareholders. Mr. Baker was elected by the Company's Board during the past year to fill a vacancy in Class I and to serve until the next annual meeting of shareholders. The enclosed proxy, unless otherwise specified, will be voted in favor of the election of the above named directors for the period indicated. The above named directors also serve as members of the Board of American Heritage Life Insurance Company (the "Insurance Company"), a wholly-owned subsidiary of the Company. Management believes the nominees will be able to serve; however, if any of them should be unable to serve, the proxies may be voted with discretionary authority for a substitute designated by management and in the absence of a substitute the size of the Board would be reduced.

          The bylaws of the Company provide that its Board consist of eight directors as follows: three directors in Class I, two directors in Class II and three directors in Class III, each of which class is elected for a three year term.

          Certain information concerning the directors of the Company, including their principal occupations for the past five or more years, is set forth below:

                                                                                                  CLASS AND
                                                      BENEFICIALLY OWNED                            ANNUAL
                                                      AT JANUARY 31, 1995                          MEETING
                         PRINCIPAL                   --------------------      DATE              AT WHICH TERM
                         OCCUPATION                                        FIRST BECAME           AS DIRECTOR
   DIRECTORS            OR EMPLOYMENT                SHARES   PERCENTAGE     DIRECTOR      AGE    WILL EXPIRE
   ---------            -------------                ------   ----------     --------      ---    -----------
Edward L.          Chairman of the Board and         6,551     .05         April 28, 1994  59       Class I
Baker              Chief Executive Officer,                                                          1995
                   Florida Rock Industries, Inc.,
                   Jacksonville, Florida (Con-
                   struction Products Company)

Robert D. Davis    Chairman of the Board of         13,722(1)  .10         Oct. 7, 1968    63       Class I
                   D.D.I., Inc., Jacksonville,                                                       1995
                   Florida (Investments); Vice
                   Chairman of the Board
                   1988-June, 1990,
                   Chairman of the Board
                   1983-1988, Vice Chairman
                   of the Board 1982-1983,
                   Financial Vice-President
                   1965-1982 and Director
                   since 1972 of Winn-Dixie
                   Stores, Inc., Jacksonville,
                   Florida (Retail Grocery
                   Chain )

Christopher A.     Executive Vice President         47,065(3)  .34         July 30, 1987   47       Class I
Verlander (2)      of the Company since 1990                                                         1995
                   and President of the
                   Insurance Company
                   since April, 1994; Corporate
                   Secretary 1985-1994 of the
                   Company and the Insurance
                   Company; Executive Vice
                   President of AHL April, 1990-
                   April, 1994; Senior Vice
                   President, Secretary and
                   Chief Investment/Administrative
                   Officer 1984-1990 of the Company
                   and the Insurance Company,
                   Vice President Investments
                   1981-1984 of the Insurance
                   Company

A. Dano Davis      Chairman of the Board            57,897(1)  .42         June 25, 1993   49       Class II
                   and Principal Executive                                                            1996
                   Officer since 1988,
                   President and Principal
                   Executive Officer 1982-1988,
                   Senior Vice President 1980-1982,
                   Vice President 1978-1980 and
                   Director since 1981 of Winn-Dixie
                   Stores, Inc., Jacksonville, Florida
                   (Retail Grocery Chain)



                                                                                                      CLASS AND
                                                      BENEFICIALLY OWNED                               ANNUAL
                                                     AT JANUARY 31, 1995                               MEETING
                         PRINCIPAL                   -------------------       DATE                 AT WHICH TERM
                         OCCUPATION                                        FIRST BECAME              AS DIRECTOR
   DIRECTORS            OR EMPLOYMENT                SHARES     PERCENTAGE   DIRECTOR         AGE    WILL EXPIRE
   ---------            -------------                ------     ----------   --------         ---    -----------
T. O'Neal          Chairman of the Board             81,347(4)      .59     July 30, 1987     59       Class II
Douglas            since April, 1994, President                                                          1996
                   and Chief Executive Officer
                   since 1990, Executive Vice
                   President 1986-1990 of the
                   Company; Chairman of the
                   Board since April, 1994,
                   Chief Executive Officer since
                   1990, President 1986-1994,
                   Executive Vice President
                   1985-1986, Senior Vice
                   President 1983-1985 of the
                   Insurance Company

H. Corbin Day      Chairman of the Board of          71,978(5)      .52     June 25, 1993     57       Class III
                   Jemison Investment Co., Inc.,                                                          1997
                   Birmingham, Alabama
                   (Investment Banking Firm)

Radford D.         Chairman of the Board,            14,334         .10     Feb. 9, 1989      61       Class III
Lovett             Commodores Point                                                                       1997
                   Terminal Corp.,
                   Jacksonville, Florida
                   (Marine Terminal)

W. Ashley          Retired Chairman of the          160,415(6)     1.16     Oct. 7, 1968      75       Class III
Verlander (2)      Board, President and Chief                                                            1997
                   Executive Officer of the
                   Company and the Insurance
                   Company; Chairman of the
                   Board 1990-1994, President
                   and Chief Executive Officer
                   1968-1990 of the Company;
                   Chairman of the Board since
                   1986-1994 and Chief Executive
                   Officer 1986-1990, President
                   and Chief Executive Officer
                   1962-1986 of the Insurance
                   Company

All Directors of the Company and
Executive Officers of the Company and
its subsidiaries as a group (16 persons)            512,782(1)(7)  3.69

- -----------------
(1) In addition, Robert D. Davis and A. Dano Davis, who are first cousins, are directors and officers of D.D.I., Inc. and Estuary Corporation. A. Dano Davis is a director and officer of James E. Davis Family--WD Charities, Inc., a private charitable foundation. Robert D. Davis and
         A. Dano Davis are shareholders of D.D.I., Inc. and have shared voting and dispositive powers as to its shareholdings. A. Dano Davis is a shareholder of Estuary Corporation and has sole voting and dispositive power as to the shareholdings of such corporation. Robert D. Davis is sole trustee and beneficiary of a trust which is a limited partner of ADFAM Partners, Ltd. and the trust is a 50 percent shareholder of a corporation, which is one of two general partners of ADFAM Partners, Ltd. A. Dano Davis disclaims any beneficial interest in the shareholdings of James E. Davis Family--WD Charities, Inc.

         At January 31, 1995, these entities held the following Shares:

                                                                                PERCENTAGE OF
             NAMED ENTITY                            NO. OF SHARES            OUTSTANDING SHARES
             ------------                            -------------            ------------------
             D.D.I., Inc.                               4,189,263                     30.17%
             Estuary Corporation                        1,209,326                      8.71%
             ADFAM Partners, Ltd.                          23,848                       .17%
             James E. Davis Family--
                WD Charities, Inc.                         19,999                       .14%

         In addition, Robert D. Davis is a co-trustee of a trust for the benefit of M. Austin Davis' family members which holds 19,999 Shares in which Mr. Davis disclaims any beneficial interest. Further, A. Dano Davis is co-trustee for trusts for the benefit of his sister, his cousins and his sister's and cousins' children which hold an aggregate of 83,701 Shares. A. Dano Davis disclaims any beneficial interest in the shareholdings of such trusts. Also, A. Dano Davis is co-trustee for trusts for the benefit of his children which hold an aggregate of 19,257 shares. Principally through private corporations, the Davis Family holds 41.69% of the Shares. For information concerning Shares held by certain members of the Davis family and their associates, see "Principal Shareholders."

(2)  Christopher A. Verlander is the son of W. Ashley Verlander.

(3)  Includes 6,659 Shares which are subject to presently exercisable options.

(4)  Includes 12,320 Shares which are subject to presently exercisable options.

(5) Includes 47,247 Shares held by Jemison Investment Co., Inc. of which Mr. Day has shared voting and dispositive power.

(6) Includes 26,665 Shares owned by the wife of Mr. Verlander as to which beneficial ownership is disclaimed.

(7)  Includes 40,672 Shares which are subject to presently exercisable options.

DIRECTORS OF THE INSURANCE COMPANY

    The Company, as sole shareholder of the Insurance Company, intends to elect the following persons to the Board of Directors of the Insurance Company at its annual shareholder meeting also to be held on April 27, 1995, all of whom are presently members of the Board thereof. The term of office for that Board is for one year until the 1996 annual meeting.

F. Duane Ackerman                                   Robert D. Davis
  Vice Chairman and Chief Operating Officer            Chairman of the Board
  BellSouth Corporation                                D.D.I., Inc.
  Atlanta, Georgia                                     Jacksonville, Florida
  (Telecommunications)                                 (Investments)

Edward L. Baker                                     H. Corbin Day
   Chairman of the Board and Chief                     Chairman of the Board
   Executive Officer                                   Jemison Investment Co., Inc.
   Florida Rock Industries, Inc.                       Birmingham, Alabama
   Jacksonville, Florida                               (Investment Banking Firm)
   (Construction Products Company)
                                                    T. O'Neal Douglas
I. Jon Brumley                                         Chairman of the Board, President and
   Chairman of the Board                               Chief Executive Officer of the Company;
   Cross Timbers Oil Company                           Chairman of the Board and Chief Executive
   Fort Worth, Texas                                   Officer of the Insurance Company
   (Oil and Gas Production Company)
                                                    Langdon S. Flowers
John Ellis "Jeb" Bush                                  Retired Chairman of the Board
   President, Codina Group, Inc.                       Flowers Industries, Inc.
   Coral Gables, Florida (Real Estate)                 Thomasville, Georgia
                                                       (Food Manufacturing and Distribution)
A. Dano Davis
   Chairman of the Board                            Norman J. Harrison
   and Principal Executive Officer                     Retired Chairman of the Board
   Winn-Dixie Stores, Inc.                             FloridaBank
   Jacksonville, Florida                               Jacksonville, Florida
   (Retail Grocery Chain)                              (Banking)



Radford D. Lovett                                Frederick H. Schultz
   Chairman of the Board                            Private Investor
   Commodores Point Terminal Corp.                  Jacksonville, Florida;
   Jacksonville, Florida                            Former Vice Chairman of the
   (Marine Terminal)                                Board of Governors of the
                                                    Federal Reserve System
Clarence V. McKee                                   Washington, D.C.
   Chairman of the Board,
   Chief Executive Officer                       Jay Stein
   and President                                    Chairman of the Board and Chief
   McKee Communications, Inc.                       Executive Officer
   Tampa, Florida                                   Stein Mart, Inc.
   (Communications)                                 Jacksonville, Florida
                                                    (Retail Department Store Chain)
C. Richard Morehead
   Executive Vice President, Treasurer and       Rolf H. Towe
   Chief Financial Officer of the Company           Senior Partner
   and the Insurance Company                        The Clipper Group, L.P.
                                                    New York, New York
Herbert H. Peyton                                   (Investments )
   President
   Gate Petroleum Company                        Christopher A. Verlander
   Jacksonville, Florida                            Executive Vice President of the Company;
   (Petroleum Products Retailing)                   President of the Insurance Company

                                                 W. Ashley Verlander
                                                    Retired Chairman of the Board of the
                                                    Company and the Insurance Company



                              CORPORATE GOVERNANCE

      The Company's Board of Directors had four regular quarterly meetings during 1994. The Company's Executive Committee, consisting of Robert D. Davis,
W. Ashley Verlander, T. O'Neal Douglas, Edward L. Baker, Radford D. Lovett and Christopher A. Verlander, had seven regular monthly meetings during 1994; omitting meetings for the months in which the Company's quarterly board meetings were held and the months of January and November. Two meetings were held in the month of December. The Finance and Investment Committee, which consists of the same members as the Executive Committee except for Mr. Baker, had seven meetings in 1994. The Executive, and Finance and Investment Committees have been delegated broad authority to act on behalf of the Board of Directors on an interim basis between board meetings. The compensation paid all senior officers of the Company and its subsidiaries is determined by the Compensation Committee consisting of Robert D. Davis, Radford D. Lovett and W. Ashley Verlander. This committee met three times during 1994. The Company's Audit Committee met three times during 1994 with the Company's independent auditors and certain officers of the Company and its subsidiaries. During these meetings, the nature and scope of the services performed on behalf of the Company by the independent auditors and the results of their auditing activities were considered and discussed, and the committee received reports from the Insurance Company's internal auditor. This committee currently consists of Radford D. Lovett, Edward L. Baker and Robert D. Davis. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of which they were members. The Company does not have a directors nominating committee.

         EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

    Shown below is information concerning the annual and long-term compensation for services in the capacities to the Company and its subsidiaries for the years ended December 31, 1994, 1993 and 1992, of those persons who were at December 31, 1994, (i) the Chief Executive Officer and (ii) the other six most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM COMPENSATION
                                                                 -------------------------------
                                             ANNUAL COMPENSATION              AWARDS           PAYOUTS
                                     ------------------------------- -----------------------   -------
     NAME                                                    OTHER
     AND                                                     ANNUAL  RESTRICTED                  LTIP   ALL OTHER
   PRINCIPAL                                   INCENTIVE    COMPEN-    STOCK        OPTIONS/     PAY-    COMPEN-
   POSITION                   YEAR      SALARY    AWARD      SATION   AWARDS         SARS(#)     OUTS    SATION
- ---------------------------   ----      -----  ---------    -------  ----------     --------     ----   ----------
T. O'Neal Douglas             1994   $436,900   $255,412(3)     -   $68,313(6)        11,382       -   $ 25,960(8)
Chairman of the Board,        1993    378,000    142,279(4)     -    76,175(6)        39,969       -    111,663(9)
President, Chief              1992    378,000    142,884(5)     -         -           22,500(7)    -     32,663
Executive Officer (1);
Chairman of the Board
and Chief Executive Officer (2)

Christopher A. Verlander      1994    190,834     86,881(3)     -    13,558(6)         2,258       -     21,446(8)
Executive Vice President,     1993    150,000     43,141(4)     -    15,125(6)        16,978       -     27,059
and Director (1):             1992    145,833     43,268(5)     -         -           15,000(7)    -     22,032
President and Director (2)

C. Richard Morehead           1994    174,167     73,686(3)     -    13,558(6)         2,258       -     23,492(8)
Executive Vice President,     1993    150,000     43,141(4)     -    15,125(6)        16,978       -     27,059
Treasurer and Chief           1992    145,833     43,268(5)     -         -           15,000(7)    -     23,664
Financial Officer (1)(2);
Director (2)

James H. Baum                 1994    137,961     47,191(3)     -    11,292(6)         1,883       -     19,579(8)
Senior Vice President (2)     1993    120,875     28,651(4)     -    11,610(6)        11,518       -     22,111
                              1992    106,709     28,313(5)     -         -            7,500(7)    -     17,170
Curtiss S. Sheldon            1994    124,800     45,522(3)     -     4,513(6)           753       -      4,743(8)
Senior Vice President         1993     50,000     14,380(4)     -         -           10,000       -      2,130
and Chief Actuary (2)         1992          -          -        -         -                -       -          -

W. Ashley Verlander           1994    225,000          -        -         -                -       -     28,202(8)
Retired Chairman of the       1993    250,000          -        -         -                -       -     29,787
Board (1)(2)(10)              1992    275,000          -        -         -                -       -     26,560

James R. Tabor                1994    145,657     13,741(3)     -    11,963(6)         1,993       -     21,457(8)
Former Senior Vice            1993    128,205     33,285(4)     -    13,352(6)        11,746       -     23,021
President (2)(10)             1992    128,205     24,311(5)     -         -            7,500(7)    -     19,850

(1) Of the Company.

(2) Of the Insurance Company.

(3) Represents award relative to the Annual Incentive Compensation Plan for the year ended December 31, 1994 paid in January, 1995.

(4) Represents award relative to the Annual Incentive Compensation Plan for the year ended December 31, 1993 paid in February, 1994.

(5) Represents award relative to the Annual Incentive Compensation Plan for the year ended December 31, 1992 paid in February, 1993.

(6) Represents market value of Shares on date of grant. Number of Shares and market value of all restricted stock owned by the Named Officers at December 31, 1994 were as follows: Mr. Douglas 7,312 Shares, $139,842; Mr.
    C. A. Verlander 1,451 Shares, $27,750; Mr. Morehead 1,451 Shares, $27,750; Mr. Baum 1,163 Shares, $22,242; Mr. Sheldon 249 Shares, $4,762; and Mr. Tabor 1,281 Shares, $24,499.

(7) Amounts restated to reflect three-for-two stock split in May, 1993.

(8) Includes (a) Contributions to the Employees' Profit Sharing Retirement Program of American Heritage Life Insurance Company (Mr. Douglas $15,000, Mr. C. A. Verlander $15,000, Mr. Morehead $15,000, Mr. Baum $15,000, Mr.
     W. A. Verlander $15,000, and Mr. Tabor $15,000), (b) Premiums on group life and accident and health policies (Mr. Douglas $10,960, Mr. C. A. Verlander $6,446, Mr. Morehead $8,492, Mr. Baum $4,579, Mr. Sheldon $4,743, Mr. W. A. Verlander $13,202 and Mr. Tabor $6,457).

(9) Includes $78,003 related to forgiveness of debt on a 4.01% note with an original balance of $156,003. Paydowns of $39,000 were made during 1993 and 1994, paying the note off in full.

(10) Mr. Verlander retired April, 1994. Mr. Tabor resigned May, 1994.

OPTION/SHAREHOLDER APPRECIATION RIGHTS GRANTS TABLE

    Shown below is information for the year ended December 31, 1994, with respect to option/shareholder appreciation rights grants to purchase the Shares granted to the Named Officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION
                                          INDIVIDUAL GRANTS                             FOR OPTION TERM (2)
                            ---------------------------------------------------- --------------------------------
                                               % OF TOTAL
                              NUMBER OF         OPTIONS
                             SECURITIES        GRANTED TO
                             UNDERLYING        EMPLOYEES    EXERCISE     EXPIRA-
                               OPTIONS         IN FISCAL     PRICE/       TION
NAME                         GRANTED (1)          YEAR        SHARE       DATE       0%(3)      5%        10%
- --------------------------  ------------       ----------   ---------    ------      -----   ---------- ---------
T. O'Neal Douglas               11,382              46%        18.75      2/04        0       $134,214   340,125
Christopher A. Verlander         2,258               9%        18.75      2/04        0         26,626    67,475
C. Richard Morehead              2,258               9%        18.75      2/04        0         26,626    67,475
James H. Baum                    1,883               8%        18.75      2/04        0         22,204    56,269
Curtiss S. Sheldon                 753               3%        18.75      2/04        0          8,879    22,501
James R. Tabor                   1,993               8%        18.75      2/04        0         23,501    59,556

(1) Options become exercisable at a cumulative annual rate of 33% commencing in 1995.

(2) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionee.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     Shown below with respect to the Named Officers is the aggregate options exercised for the year ended December 31, 1994, the values realized and the number of unexercised options and the value of the unexercised options appreciation value at December 31, 1994.

     AGGREGATE OPTION EXERCISES IN 1994 AND DECEMBER 31, 1994 OPTION VALUES

                                                                                               VALUE OF
                                                                            NUMBER OF        UNEXERCISED
                                                                           UNEXERCISED       IN-THE-MONEY
                                                                            OPTIONS AT        OPTIONS AT
                                                                             12/31/94          12/31/94
                                          # OF SHARES
                                           ACQUIRED         VALUE          EXERCISABLE/      EXERCISABLE/
NAME                                      ON EXERCISE     REALIZED        UNEXERCISABLE      UNEXERCISABLE
- -----------------------------------       -----------     --------        -------------      -------------
T. O'Neal Douglas                              -              -         12,320/  61,531           - /$53,018
Christopher A. Verlander                       -              -          6,659/  27,577           - / 25,222
C. Richard Morehead                            -              -          6,659/  27,577           - / 25,222
James H. Baum                                  -              -          7,505/  19,396      $32,000/ 32,956
Curtiss S. Sheldon                             -              -              -/  10,753            -/ 16,532
James R. Tabor                                 -              -          3,581/  17,658            -/ 16,997

ANNUAL INCENTIVE COMPENSATION PLAN

      The Company has an Annual Incentive Compensation Plan (the "Annual Incentive Plan") to provide additional compensation to all officers of the Company and its subsidiaries. This Plan provides annual incentive compensation based upon the participating employee's performance in relation to predetermined performance goals established by the Company's Compensation Committee. Individual target incentive award opportunities are established based upon the impact the various eligible positions are deemed to have in the Company or its subsidiary. If the predetermined financial performance goals are exactly met, the award for a participating employee would be equal to the amount assigned to such employee at the beginning of the particular fiscal year. Actual awards for any fiscal year may range from 0% to 150% of the targeted award opportunities, depending upon how actual performance during the fiscal year compares to such predetermined performance goals.

      Performance goals for each fiscal year ended are based upon the growth in operating earnings of the Company or the growth in operating earnings and the growth in premium and equivalent revenues of a particular business unit of the Insurance Company in which the participating employee is involved. Payments of annual incentive awards are made within 30 days after the date on which the Company's independent certified public accountants have issued their opinion on the Company's financial statements for the fiscal year to which the incentive awards relate and after it has been determined that statutory earnings are sufficient to pay dividends to stockholders.

LONG-TERM INCENTIVE PLAN

      The Company has a Long-Term Incentive Plan (the "Long-Term Incentive Plan") which provides for the grant to certain officers of the Company and its subsidiaries of (1) stock options, (2) restricted stock and (3) performance units (as described below).

      The stock option feature of the Long-Term Incentive Plan provides to senior officers the grant of options to purchase Shares at their fair market value on the date of grant pursuant to the Company's existing stock option plans. The right to exercise these stock options will commence one year after grant and will vest at the rate of one-third per year on a cumulative basis thereafter. These options have a term of up to ten years. Although the stock options will terminate with the termination of employment, if such termination is the result of retirement, disability or death, or is involuntary, the Compensation Committee may extend the right to exercise such option to such retired or disabled employee or his or her guardian and, in the case of death, to the personal representative of such employee.

      The granting of such options is dependent upon the Company's performance for the prior fiscal year. During 1994, options to purchase 24,612 Shares were granted relative to 1993 performance.

      The restricted stock feature of the Long-Term Incentive Plan provides for the grant of Shares of restricted stock to a participating employee. The number of Shares of restricted stock available to be issued in the name of each participating employee is determined at the beginning of each fiscal year by the Compensation Committee based on the prior year's operating results. Such Shares are held by the Company in the name of the participating employee, who has the right to vote and to receive dividends paid on all such Shares.

      The number of Shares issued to each participating employee is based upon achieving a target award level established for such employee and the market price of the Shares at the time the grant is made. During the period of restriction such Shares may not be sold, transferred or pledged. Such Shares are subject to forfeiture to the Company, in whole or in part, if the participating employee does not remain in the Company's employ for three years after the date of grant. The Compensation Committee, at is sole discretion, may waive such forfeiture provisions, in whole or in part, in the event that termination of employment occurs as a result of retirement, death or disability, or is involuntary. Upon vesting, all restrictions as to transferability will terminate and all Shares held in the name of a participating officer will thereafter be freely transferable except to the extent limited by federal securities laws.

      The granting of such awards is dependent upon the Company's performance for the prior fiscal year. During 1994, 12,651 Shares were granted relative to 1993 performance.

      The performance units feature of the Long-Term Incentive Plan provides to a participating employee the opportunity to earn cash and Shares if corporate performance meets predetermined three-year financial goals. A target award is established for each participating employee, and payments ranging from 0% to 150% of the targeted award may result, depending upon actual performance over the following three-year period.

      At the end of each performance period, the Compensation Committee will determine the value of performance units based on actual Company performance as compared with the predetermined financial goals. When the value of an award is determined, half of the award will be paid in cash and half will be paid in Shares based on the market value of a Share at payment date.

      If a participating employee's employment is terminated for any reason during the performance period, he or she shall automatically forfeit all rights to receive payment for any outstanding performance units. The Compensation Committee may, however, determine to prorate the amounts payable as awards of performance units, in whole or in part, in the event that the termination of a participating employee occurs as a result of retirement, death or disability.

      Because the performance unit feature of the Long-Term Incentive Plan is based upon three-year performance periods, the first of which commenced on January 1, 1992, no payments have been made through December 31, 1994 related to this program feature.

MANAGEMENT SECURITY PLAN

      The Company has a Management Security Plan, which essentially is a deferred compensation plan, which provided at December 31, 1994, benefits for 27 key employees of the Company and its subsidiaries.

      This plan provides in the event a senior officer participant dies prior to age 65 that his or her beneficiary will receive 100% of such participant's monthly salary for a period of 12 months and, thereafter, 50% of that monthly salary until such time as such participant would have reached age 65, provided, however, that such 50% payments are for a minimum of nine years in the event of the participant's death between the ages of 55 and 65. For senior officers with an agreed upon later retirement age, his or her beneficiary will receive a pre-determined amount for 120 months. For all other participants in the plan who die prior to age 65, his or her beneficiary will receive two-thirds of such participant's monthly salary for a period of 12 months and, thereafter, one-third of that monthly salary until such time as such participant would have reached age 65 provided, however, that such one-third payment will be made for at least nine years regardless of the age at the death of such participant.

      This plan also provides a retirement benefit which is based on a participant's age at entry into the plan and salary. A portion of this retirement benefit will be paid to a participant's beneficiary if the participant dies after retirement at age 65. For senior officers, the remainder will be paid in monthly installments for the greater of ten years or the lifetime of the participant if such participant has ten or more years of service with the Company. Alternatively, if the senior officer has less than ten years of service with the Company and for all other participants such payments will be made over a ten-year period beginning at retirement age whether the participant is alive or dead. This plan has certain provisions for early retirement and vesting prior to age 65.

      The annual retirement benefit, upon reaching age 65 or an agreed to later age, payable for life but not less than ten years under this plan for Messrs. Douglas, Christopher A. Verlander, Morehead, Baum, Sheldon, W. Ashley Verlander and Tabor would be $240,159, $179,194, $162,791, $130,157, $55,918, $181,912
and $120,870, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Company adopted an Annual Incentive Plan and a Long-Term Incentive Plan for the fiscal year beginning January 1, 1992. These important performance-oriented plans were developed after working with compensation consultants. They provided a perspective on the types of programs successfully used by other high-performing companies, and the Compensation Committee ("the Committee") worked closely with them to design a program that it believes is right for the Company.

      As a starting point, the Committee established a simple and straightforward management compensation philosophy/strategy which guided the design of the program. The strategy included the following seven points, or statements of policy:

Compensation Elements Relative to Competitive Market. The Company needs to attract and retain quality officers, yet control fixed costs. Therefore, the Company has provided competitive total cash compensation opportunities consisting of: (1) base salary targeted at 90% of the competitive market, and
(2) above competitive incentive opportunities for attaining high targeted Company performance results.

Forms of Incentive Compensation: Both annual and long-term incentive compensation opportunities are available for all Company officers.

Incentive Compensation--Annual/Long-Term Orientation: The relative weight of annual versus long-term incentive compensation reflects the time orientation associated with each organization level. This orientation tends to be longer-term for executive officers and shorter-term for other officers.

Incentive Compensation--Performance Measurement: Bottom-line profitability is the Company's key measure of success. The magnitude of award distributions under both the annual and long-term incentive plans is primarily tied to this measure.

Annual Incentive Compensation--Corporate/Business Unit Emphasis: The Company recognizes the different impact that various officers have on corporate and business unit performance. Therefore, annual incentive compensation is weighted in favor of corporate performance for corporate officers and business unit performance for business unit officers.

Annual Incentive Compensation--Individual Performance Emphasis: The financial success of the Company requires the achievement of some goals which are non-financial in nature. These goals are reinforced by basing a part of the annual incentive compensation on management discretion.

Long-Term Incentive Compensation--Equity Building: The Company believes that officers should have a "stake" in the Company's long-term success. Therefore, long-term incentive compensation is heavily weighted towards equity-building components.

      This strategy formed the basis for the plans adopted. These plans have now been in place for the past three years. The Committee believes the plans have worked extremely well in serving the best interests of the shareholders by rewarding key executives for a job well done. Consequently, the Committee has endorsed their continued use for fiscal 1995 without change.

      As pertaining to the Chief Executive Officer, the Committee established his base salary at $436,900 for fiscal 1994 after consideration of competitive salary levels for comparably qualified and experienced CEO's at companies similar in size to that of the Company and engaged in the same or similar businesses. Under the adopted annual incentive plan a percent of his salary is funded based upon a predetermined increase in the Company's operating income. The Company believes the following operating earnings growth goals of: (1) threshold (7%), (2) target (12%), and (3) superior (17%) represented a very challenging range of goals in light of both the Company's strong fiscal 1993 operating income results and the difficult economy. These percentages excluded the investment income on the proceeds from the public offering in 1993. The Committee was therefore pleased with the resultant 11.6% increase in operating earnings and to pay the formula-based annual incentive amount of $255,412, which appears in the Summary Compensation Table in the incentive award column.

      Under the Long-Term Incentive Plan, the granting of stock options and restricted Shares is dependent upon meeting predetermined performance goals. For fiscal 1994 these goals were:

      - The Life Company's statutory earnings were sufficient to pay declared dividends, and

      - The Life Company's GAAP operating earnings were equal to or greater than the threshold performance levels established for that year.

      These criteria were met. Accordingly, stock options and restricted Shares were granted in fiscal 1995 to the CEO in accordance with the adopted compensation strategy. The assumption is that the present value of a restricted Share is its market value at time of grant and that three option Shares are approximately equal to one restricted Share. This relationship was reflected in the granting of stock options and restricted Shares to the CEO, as well as all other senior officers.

      The Long-Term Incentive Plan also provides for the granting of performance units to the CEO. Their unit value, if any, is based upon future performance over a three-year period. The Company performance criteria upon which the value of the performance units granted in 1994 will be based is that of annualized growth in operating earnings for the period 1994-1996.

      A minimum of at least a 7% annualized growth in operating earnings is required before the performance units will have any value. The Company's 1994 growth in operating earnings of 11.6% (excluding the investment income on the proceeds from the public offering in 1993) was well above this threshold level and, if maintained over the next two years, will result in a payout under this performance-oriented feature of the Long-Term Incentive Plan.

      As pertains to the other Named Officers, as well as other senior management, the compensation program consists of a base salary, annual incentive compensation and long-term incentive compensation composed of stock options, restricted stock and performance units. Base salary range midpoints are fixed at levels approximately 10% below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibility at companies similar in size to that of the Company and engaged in the same or similar businesses as the Company. The annual and long-term incentive compensation is more highly leveraged and closely tied to the Company's success in achieving significant financial performance goals.

      In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer and approves any modification it deems appropriate in the annual salary plan for the Company's senior executives (other than for the Chief Executive Officer). This salary plan was developed with the assistance of an independent compensation consultant and is based on industry, peer group and national surveys concerning salary competitiveness. Performance judgments as to past and expected future contributions of each individual senior executive are provided by the Chief Executive Officer. Salary adjustments within the appropriate salary ranges are recommended by the Chief Executive Officer. The Committee reviews the recommendations of the Chief Executive Officer and fixes the base salary for each of the Named Officers and other senior management position holders.

      The objectives of the Annual and Long-Term Incentive Plans are to motivate key employees to continue their efforts to improve the success and growth of the Company and to encourage the high performing employees to remain with the Company and to be rewarded for their performance.

      As pertains to the Annual Incentive Plan for 1994, the Committee reviewed and approved the recommendations of the Chief Executive Officer as pertaining to the individual performance portion of the funded awards. In fixing the grant of stock options, restricted stock and performance unit awards to each individual in the senior management group, including the Named Officers other than the Chief Executive Officer, the Committee reviewed with the CEO the recommended individual awards. In doing so, the Long-Term Incentive Plan calls for taking into account the respective scope of accountability, strategic and operational goals, contributions of each individual in the senior management group, and the Company-wide performance requirements for the granting of stock options and restricted stock awards. The latter, having been met for the fiscal year 1994, will result in stock option grants and restricted stock awards being made during 1995.

      Summary descriptions of both the Annual Incentive and Long-Term Incentive Plans have been previously provided in the subsections under this section of this proxy statement describing executive compensation.

      The foregoing report has been furnished by the Compensation Committee of the Company consisting of the following individuals: Robert D. Davis, Radford
D. Lovett and W. Ashley Verlander.

DIRECTORS COMPENSATION

      Except for T. O'Neal Douglas, Christopher A. Verlander and W. Ashley Verlander, who received no fees as directors or committee members of the Company, a director receives a fee of $1,000 for each director's meeting he attends and a quarterly retainer of $2,500. A member of the Board of Directors receives a fee of $500 for each meeting of a committee he attends. Directors may elect to defer the payment of these fees according to an established plan under which the deferred amounts are paid with interest in later years.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the five-year cumulative total shareholder return on the Shares against the cumulative total return of the Standard and Poor's Composite--500 Stock Index and a Peer Group (2) for the period commencing January 1, 1990 (closing price December 31, 1989) and ending December 31, 1994.

 COMPARISON OF FIVE YEAR CUMULATIVE RETURN (1) AMONG THE COMPANY, S&P 500 AND
                                 PEER GROUP(2)


                Company       Stock Index       Industry Group Index
                -------       -----------       --------------------
1989            100               100                100
1990            104.30             97                100.70
1991            157.37            125                121.00
1992            213.00            138                175.44
1993            205.59            150                212.85
1994            215.28            152                235.18

(1) Assumes a reinvestment of dividends and a $100 initial investment on January 1, 1990 in the Company, S&P 500, and the Peer Group.

(2) The members of the peer group are Protective Life Corporation and Liberty Corporation. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

(3) In October 1993 the Company completed a public offering. The Company sold 1,872,045 Shares and certain selling shareholders sold an additional 980,300 Shares for a total number of Shares sold of 2,852,345. The price of the Company's Shares at December 31, 1993 and 1994 was impacted as a result of this offering.

OTHER TRANSACTIONS AND RELATIONSHIPS

      The Insurance Company is the carrier of the individual insurance carried on certain officers and/or directors and the group health, accident and sickness and life insurance of Winn-Dixie Stores, Inc. ("Winn-Dixie") of which
A. Dano Davis, Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors. Affiliates of A. Dano Davis and Robert D. Davis are principal shareholders of the Company and Winn-Dixie. During 1994, the Insurance Company received premiums of $72,836 for such individual policies and $2,794,050 for such group insurance. The Insurance Company also received a net premium of $10,059,432 from Winn-Dixie to fund a deferred compensation plan for certain senior officers and other key management personnel of Winn-Dixie. In addition, the Insurance Company carries certain life insurance policies on the lives of certain members of the Davis family and on employees of certain corporations owned by them. During 1994, the Insurance Company received $911,885 in net premiums with respect to this insurance.

      T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is also a director of Physician Sales & Service, Inc.;
A. Dano Davis, a director of the Company, is also Chairman of the Board of Directors of Winn-Dixie; Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors of First Union Corporation, Florida Rock Industries, Inc. and Winn-Dixie; Robert D. Davis is also a director of Stein Mart, Inc. and Mr. Lovett is also a director of FRP Properties, Inc.; Edward L. Baker, a director of the Company, is also Chairman and Chief Executive Officer of Florida Rock Industries and a director of Flowers Industries, Inc. and Regency Realty; H. Corbin Day, a director of the Company, is also a director of Blount, Inc., all of which corporations have securities registered pursuant to
Section 12 of the

Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act. In addition, T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is a director of the Barnett Bank of Jacksonville, N.A., a subsidiary of Barnett Banks, Inc.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Shares. Executive officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1994, all
Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except for (1) a Form 4 report reflecting the grant in February, 1994 of restricted Shares pursuant to the Company's Long-Term Incentive Compensation Plan to each of the following officers: T. O'Neal Douglas, Christopher A. Verlander, James H. Baum, C. Richard Morehead and William E. Mayhew, which grants were reported by Messrs. Douglas, Verlander, Baum and Morehead on a Form 5 report for the year ended December 31, 1994 filed on February 13, 1995 as to Messrs. Verlander, Baum and Morehead, and filed on March 21, 1995 as to Mr. Douglas, and by Mr. Mayhew on an amended Form 5 report for the year ended December 31, 1994 filed on March 21, 1995; (2) a Form 5 report reflecting the grant in February, 1994 of restricted Shares pursuant to the Company's Long-Term Incentive Compensation Plan to Curtiss S. Sheldon, which grant was reported on an amended Form 5 report for the year ended December 31, 1994 filed on March 21, 1995; (3) a Form 5 report for the year ended December 31, 1994 reflecting the grant of a stock option in February, 1994 pursuant to the Company's 1980 Stock Option Plan to each of the following officers: Mr. Douglas, who reported such grant on a Form 5 report for the year ended December 31, 1994 filed on March 21, 1994 and Mr. Mayhew, who reported such grant on an amended Form 5 report for the year ended December 31, 1994 filed on March 21, 1995; and (4) a Form 5 report for the year ended December 31, 1994 reflecting the acquisition of Shares through the Company's Dividend Reinvestment Plan by Mr. Sheldon, which acquisition was reported on an amended year-end Form 5 report for the year ended December 31, 1994 filed on March 21, 1995.

                             PRINCIPAL SHAREHOLDERS

      A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities.

      The following table sets forth as of January 31, 1995, that group of persons known to management owning of record or beneficially, more than 5% of the Shares:

                                                                NUMBER OF                   PERCENTAGE OF
OWNER                                                            SHARES                       OWNERSHIP
- -------                                                       -------------                ---------------
D.D.I., Inc. ( 1 )  . . . . . . . . . . . . . . . . . .          4,189,263                     30.17%
Estuary Corporation (2) . . . . . . . . . . . . . . . .          1,209,326                      8.71%
Other Davis Family Shareholdings (3)  . . . . . . . . .            390,569                      2.81%
                                                                 ---------                     -----
  P.O. Box 2088; Jacksonville, Florida 32203                     5,789,158                     41.69%
                                                                 =========                     =====

Neuberger and Berman (4)
  605 3rd Avenue; New York, New York 10158  . . . . . .            819,217(5)                   5.90%
                                                                 =========                     =====

(1) A corporation wholly owned by certain members of the Davis family. Robert
    D. Davis, a director of the Company, his father, A. D.
    Davis, and his cousins, A. Dano Davis, a director of the Company and T. Wayne Davis and Charles P. Stephens, son-in-law of M. Austin Davis, deceased uncle of Robert D. Davis and A. Dano Davis, have shared voting and dispositive powers of the Shares owned by that corporation.

(2) Corporation principally owned by trusts for the benefit of A. Dano Davis, his mother, his sister, his children and his sister's children. As to the Shares held by Estuary Corporation, A. Dano Davis has sole voting and dispositive power.

(3) Represents Shares as to which sole voting and dispositive power is held by Robert D. Davis with respect to 13,722 Shares, T. Wayne Davis with respect to 10,322 Shares, Charles P. Stephens with respect to 1,315 Shares, T. Wayne Davis' mother, with respect to 27,609 Shares, A. Dano Davis with respect to 57,897 Shares held by trusts for the benefit of A. Dano Davis and his children, A. Dano Davis' mother with respect to 38,399 Shares held by a trust for her benefit, A. Dano Davis' sister with respect to 25,327 Shares held by trusts for the benefit of her children and other family members with respect to 7,531 Shares held individually or in a trust for their benefit. Also, includes 19,999 Shares held by a charitable foundation as to which A. Dano Davis, his wife, his mother and his sister have shared voting and dispositive power, 19,999 Shares held by Robert D. Davis and M. Austin Davis' daughter, who are co-trustees of a trust for the benefit of
    M. Austin Davis' family members as to which they share voting and dispositive power, and 58,378 Shares held by trusts for the benefit of A. Dano Davis' sister and her children as to which A. Dano Davis and his sister, who are co-trustees, have shared voting and dispositive power, 44,580 Shares held by trusts for the benefit of A. Dano Davis, his children, his cousins and his cousins' children, as to which A. Dano Davis, who is a co-trustee, has shared voting and dispositive power, 23,848 Shares held by ADFAM Partners, Ltd. as to which Robert D. Davis and A. D. Davis share voting and dispositive power through a corporation and a trust, respectively, which are general partners, 18,245 Shares held by trusts for the benefit of T. Wayne Davis and his sister, and their children, as to which T. Wayne Davis, who is a co-trustee, has shared voting and dispositive power, 18,398 Shares held by trusts for the benefit of T.
    Wayne Davis' sister, and her children, as to which T. Wayne Davis and his sister, who are co-trustees, have shared voting and dispositive power and 5,000 Shares held by a charitable foundation as to which T. Wayne Davis and his mother have shared voting and dispositive power.

(4) This information is based upon information contained in and as of the date of Schedule 13G filings with the SEC which filings were supplied to the Company.

(5) Holds shared dispositive power as to the 819,217 Shares, 244,900 Shares of which amount, it has sole voting power and 80,000 Shares it has shared voting power. As to 494,317 Shares it has no voting power.

                                  ACCOUNTANTS

      KPMG Peat Marwick LLP ("PM"), the Company's auditors, has completed its examination of the Company's financial statements for the year ended December 31, 1994; and it is expected that representatives of PM will attend the annual shareholders' meeting and be available to respond to appropriate questions and make appropriate comments concerning the Company.

      Neither PM nor any of its associates has any relationship with the Company or any of its subsidiaries except in its capacity as auditors. The Company has not selected auditors to examine its financial statements for its fiscal year ending December 31, 1995. It is the policy of the Company to delay this selection until later in its fiscal year.

                                    GENERAL

      The Company will bear the costs of solicitation of proxies. In addition to the use of the mails, proxies, may be solicited by personal interview, telephone and telegram by directors and officers and other employees of the Company, and no additional compensation will be paid to such individuals. Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees and fiduciaries who are record holders of Shares for the forwarding of solicitation material to the beneficial owners of the Shares. The Company will, upon the request of such entities, pay their reasonable expenses for completing the mailing of such material to such beneficial owners.

      Consistent with state law and under the Company's by-laws, a majority of the Shares entitled to vote on a particular matter, present in person or represented by a proxy, constitutes a quorum as to such matter.

      The three nominees for election as directors at the Company's Annual Meeting of Shareholders who receive the greatest number of votes properly cast for the election of directors shall be elected directors. A majority of the votes properly cast on the matter is necessary to approve any other matter which comes before the Annual Meeting, except where law or the Company's Articles of Incorporation or By-laws require otherwise.

      The Company will count the total number of votes cast "for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The Company will count Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., Shares represented at the annual meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

      The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1994, which contains financial statements and other information, is mailed herewith to shareholders, but is not to be regarded as proxy soliciting material.

      The Company is not aware of any matter which may be presented for action at the meeting, or at any adjournment thereof, other than the matters set forth herein. However, should any other matter requiring a vote of the shareholders arise, it is intended proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy in the interest of the Company.

      Shareholders are urged to specify choices, date, sign and return the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

      The deadline for the receipt of shareholder proposals for inclusion in the Company's 1996 Proxy Statement and form of proxy and presentation at the 1996 Annual Meeting of Shareholders is November 24, 1995. Such proposals should be sent to the Corporate Secretary of the Company at 1776 American Heritage Life Drive, Jacksonville, Florida 32224.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION, 1776 AMERICAN HERITAGE LIFE DRIVE, JACKSONVILLE, FLORIDA 32224. EXHIBITS TO THE FORM 10-K WILL NOT BE SUPPLIED UNLESS SPECIFICALLY REQUESTED, FOR WHICH THERE MAY BE A REASONABLE CHARGE.

                                                                     APPENDIX A



                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                                    PROXY
   SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN HERITAGE LIFE INVESTMENT
                                 CORPORATION


     I (we) hereby appoint Robert D. Davis, T. O'Neal Douglas and W. Ashley Verlander and each of them as proxies with power of substitution, to represent me (us) and to vote all my (our) shares in American Heritage Life Investment Corporation on all matters which may come before the 1995 Annual Meeting of the Shareholders to be held on Thursday, the 27th day of April, 1995, at 9:00 a.m., Jacksonville time, in the auditorium of the American Heritage Life Building, on the first floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, and at any adjournment thereof.

           PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY

                 (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)




The proxies shall vote these shares below or, where no choice is specified shall vote the shares FOR the following proposals:

1. To elect Three (3) Class I Directors to serve until the Annual Meeting of Shareholders in 1998:

[ ] FOR nominees named below   [ ] WITHHOLD AUTHORITY            (INSTRUCTION: TO WITHHOLD    2.  In their discretion, the proxies
                                   to vote for the nominees      AUTHORITY to vote for a          are authorized to vote upon such
                                                                 nominee write that nominee's     other business as may properly
                                                                 name on the space provided       come before the meeting or at
    Class I Directors:  Edward L. Baker                          below.)                          any adjournment thereof.
                        Robert D. Davis
                        Christopher A. Verlander                 ____________________________


                                                                                 Shares held
                                                                                 in stock purchase plan

                                                                                          Dated:_________________________, 1995

                                                                          _____________________________________________________
                                                                                              (Signature)

                                                                          _____________________________________________________
                                                                                         (Signature if held jointly)


                                                                     APPENDIX B



                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                                    PROXY
   SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN HERITAGE LIFE INVESTMENT
                                 CORPORATION


     I (we) hereby appoint Robert D. Davis, T. O'Neal Douglas and W. Ashley Verlander and each of them as proxies with power of substitution, to represent me (us) and to vote all my (our) shares in American Heritage Life Investment Corporation on all matters which may come before the 1995 Annual Meeting of the Shareholders to be held on Thursday, the 27th day of April, 1995, at 9:00 a.m., Jacksonville time, in the auditorium of the American Heritage Life Building, on the first floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, and at any adjournment thereof.

           PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY

                 (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)




The proxies shall vote these shares as specified below or, where no choice is specified shall vote the shares FOR the following proposals:

1. To elect Three (3) Class I Directors to serve until the Annual Meeting of Shareholders in 1998:

[ ] FOR nominees name below    [ ] WITHHOLD AUTHORITY            (INSTRUCTION: TO WITHHOLD    2.  In their discretion, the proxies
                                   to vote for the nominees      AUTHORITY to vote for a          are authorized to vote upon such
                                                                 nominee write that nominee's     other business as may properly
                                                                 name on the space provided       come before the meeting or at
    Class I Directors:  Edward L. Baker                          below.)                          any adjournment thereof.
                        Robert D. Davis
                        Christopher A. Verlander                 ____________________________

                                                                                 Account number

                                                                                 Shares held in certificate form

                                                                                 Shares held in dividend
                                                                                  reinvestment plan

                                                                                 Total shares eligible to vote

                                                                                          Dated:_________________________, 1995

                                                                          _____________________________________________________
                                                                                              (Signature)

                                                                          _____________________________________________________
                                                                                         (Signature if held jointly)
